FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Supplement to Prospectuses dated April 30, 2005

1.     In the section titled “Who Manages the Fund?” please delete the first sentence under the biography for Todd A. Abraham and replace with the following:

        “Todd A. Abraham has been the primary Portfolio Manager of the Federated Mortgage Core Portfolio (“MBCORE”) since inception. Mr. Abraham is not responsible for making investment decisions directly on behalf of the Fund, however the mortgage-backed portion of the Fund’s portfolio is subject to his management of MBCORE.”

May 13, 2005

Cusip 31429A105
Cusip 31429A204

32857 (5/05)

FEDERATED TOTAL RETURN GOVERNMENT BOND FUND

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Supplement to Statement of Additional Information dated April 30, 2005

1.     In the section titled “Who Manages and Provides Services to the Fund?” under the sub-section titled “Investment Adviser – Portfolio Manager Information” please delete the last five paragraphs and replace with the following:

“The following information about the Fund’s portfolio manager is provided as of the Fund’s most recently completed fiscal year.

Other Accounts Managed by	Total Number of Other Accounts
Todd A. Abraham	Managed/Total Assets*
Registered Investment Companies	10 funds / $4,582.72 million
Other Pooled Investment Vehicles	0
Other Accounts	0

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Todd A. Abraham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

The Fund gains exposure to certain mortgage-backed securities by investing in another fund (“MBCORE”). Mr. Abraham manages MBCORE according to its specific investment program. Thus, although Mr. Abraham is not responsible for making investment decisions directly on behalf of the Fund, the mortgage-backed portion of the Fund’s portfolio is subject to his management of MBCORE. Mr. Abraham’s Investment Product Performance (“IPP”) is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. MBCORE’s benchmark (i.e. Lehman Brothers Mortgage-Backed Securities Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. MBCORE’s designated peer group of comparable funds (e.g., funds in the same category as established by Lipper). These performance periods are adjusted if the portfolio manager has been managing a fund for less than five years; funds with less than one year of performance history may be excluded. As noted above, Todd Abraham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP; IPP is calculated with an equal weighting of each included account managed by the portfolio manager. In addition, Mr. Abraham is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the IPP score is determined by Federated senior management’s assessment of the team’s contribution.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager’s group, with input from the portfolio manager’s co-workers.

Client Satisfaction and Service is assessed by Federated’s senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial health. In making this assessment, Federated’s senior management considers the following factors: growth of the portfolio manager’s funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager’s Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management’s judgment. The financial success score is lowered if Federated’s overall financial targets are not achieved.

In addition, Mr. Abraham was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has structured the portfolio managers’ compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.”

May 13, 2005

Cusip 31429A105
Cusip 31429A204

32859 (5/05)